UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:
☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

BLACKROCK PRIVATE INVESTMENTS FUND

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(4) and 0-11.

BLACKROCK PRIVATE INVESTMENTS FUND

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

December 4, 2023

Dear Shareholder:

You are cordially invited to attend a special shareholder meeting (the “Special Meeting”) of BlackRock Private Investments Fund (the “Fund”), a non-diversified, closed-end investment company registered under the Investment Company Act of 1940, to be held on Wednesday, January 17, 2024 at 10:00 a.m. (Eastern time). The Special Meeting will be held in a virtual meeting format only. Shareholders will be able to view the Special Meeting live, have a meaningful opportunity to participate, including the ability to ask questions of management, and cast their votes by accessing a web link. Before the Special Meeting, I would like to provide you with additional background information and ask for your vote on important proposals affecting the Fund.

You are being asked to vote to approve an Amended and Restated Investment Management Agreement between BlackRock Advisors, LLC (“BAL” or the “Advisor”) and the Fund (the “Amended Investment Management Agreement”) and an Amended and Restated Sub-Investment Advisory Agreement among the Fund, BAL and BlackRock Capital Investment Advisors, LLC (“BCIA” or the “Sub-Advisor”) (the “Amended Sub-Advisory Agreement” and together with the Amended Investment Management Agreement, the “Amended Agreements”) (each, a “Proposal” and together, the “Proposals”). Pursuant to the current Investment Management Agreement between BAL and the Fund (the “Current Investment Management Agreement”) and the current Sub-Investment Advisory Agreement among the Fund, BAL and BCIA (the “Current Sub-Advisory Agreement” and together with the Current Investment Management Agreement, the “Current Agreements”), the management fee payable by the Fund to the Advisor and the sub-advisory fee payable by the Advisor to the Sub-Advisor, respectively, are each computed and paid quarterly based on the value of the Fund’s net assets as of the close of business on the last business day of each quarter. Under the Amended Agreements, the management fee and the sub-advisory fee, as applicable, would be computed and paid monthly based on the value of the Fund’s month-end net assets. Apart from the timing of the computation of the investment management fee and sub-advisory fee, the terms of the Amended Agreements – including, without limitation, the annual management fee rate payable by the Fund to the Advisor – are identical to those of the Current Agreements, as applicable.

The Board of Trustees of the Fund unanimously recommends that you vote “FOR” the Proposals.

Your vote is important. Attendance at the Special Meeting will be limited to the Fund’s shareholders as December 1, 2023, the record date for the Special Meeting.

If your shares in the Fund are registered in your name, you may attend and participate in the Special Meeting at meetnow.global/MK69LCT by entering the control number found in the shaded box on your proxy card on the date and time of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the meeting website during the Special Meeting.

If you are a beneficial shareholder of the Fund (that is if you hold your shares of the Fund through a bank, broker, financial intermediary or other nominee) you will not be able to vote at the Special Meeting unless you have registered in advance to attend the Special Meeting. To register, you must submit proof of your proxy power (legal proxy), which you can obtain from your financial intermediary or other nominee, reflecting your Fund holdings along with your name and email address to Computershare Fund Services, the Fund’s tabulator (“Computershare”). You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Special Meeting date. You will receive a confirmation email from Computershare of your registration and a control number and security code that will allow you to vote at the Special Meeting.

Even if you plan to participate in the virtual Special Meeting, please promptly follow the enclosed instructions to submit your voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card or voting instruction form you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

We encourage you to carefully review the enclosed materials, which explain the Proposals in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card or voting instruction form:

•	By touch-tone telephone;

•	By Internet;

•	By signing, dating and returning the enclosed proxy card or voting instruction form in the postage-paid envelope; or

•	By participating at the Special Meeting as described above.

If you do not vote using one of the methods described above, you may be called by Computershare, the Fund’s proxy solicitor, to vote your shares.

If you have any questions about the Proposals to be voted on or the virtual Special Meeting, please call Computershare, the firm assisting us in the solicitation of proxies, toll free at (888) 275-6440.

As always, we appreciate your support.

Sincerely,

Janey Ahn

Secretary of the Fund

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” each Proposal. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Special Meeting.

December 4, 2023

IMPORTANT NOTICE

TO SHAREHOLDERS OF

BLACKROCK PRIVATE INVESTMENTS FUND

QUESTIONS & ANSWERS

Although we urge you to read the entire Proxy Statement, we have provided for your convenience a brief overview of some of the important questions concerning the special shareholder meeting (the “Special Meeting”) of BlackRock Private Investments Fund (the “Fund”) and the proposals to be voted on.

Q:	What is this document and why was it sent to you?

A:	The attached Proxy Statement provides you with information about the proposed Amended and Restated Investment Management Agreement between BlackRock Advisors, LLC (“BAL” or the “Advisor”) and the Fund (the “Amended Investment Management Agreement”) and the proposed Amended and Restated Sub-Investment Advisory Agreement among the Fund, BAL and BlackRock Capital Investment Advisors, LLC (“BCIA” or the “Sub-Advisor”) (the “Amended Sub-Advisory Agreement” and together with the Amended Investment Management Agreement, the “Amended Agreements”). The purpose of the Proxy Statement is to solicit votes from shareholders of the Fund to approve the Amended Investment Management Agreement and the Amended Sub-Advisory Agreement (together, the “Proposals”). Copies of the Amended Investment Management Agreement and the Amended Sub-Advisory Agreement are included as Appendix A and Appendix B, respectively, to the Proxy Statement. The Proxy Statement contains information that shareholders of the Fund should know before voting on the Proposals.

Q:	How will the Amended Agreements differ from the current agreements?

A:	Under the current Investment Management Agreement between BAL and the Fund (the “Current Investment Management Agreement”) and the current Sub-Advisory Agreement among the Fund, BAL and BCIA (the “Current Sub-Advisory Agreement” and together with the Current Investment Management Agreement, the “Current Agreements”), the management fee payable by the Fund to the Advisor and the sub-advisory fee payable by the Advisor to the Sub-Advisor, respectively, are each computed and paid quarterly based on the value of the Fund’s net assets as of the close of business on the last business day of each quarter. Under the Amended Agreements, the management fee and the sub-advisory fee, as applicable, would be computed and paid monthly based on the value of the Fund’s month-end net assets. Apart from the timing of the computation of the investment management fee and sub-advisory fee, the terms of the Amended Agreements – including, without limitation, the annual management fee rate payable by the Fund to the Advisor – are identical to those of the Current Agreements, as applicable. A comparison of the relevant terms of the Current Investment Management Agreement and Current Sub-Advisory Agreement, on the one hand, and the Amended Investment Management Agreement and Amended Sub-Advisory Agreement, on the other hand, is provided below.

	Current Investment Management Agreement	Amended Investment Management Agreement
Annual Fee Rate:	1.75%	1.75%

Fee Base:	Net assets of the Fund as of the last business day of each calendar quarter	Net assets of the Fund as of the last business day of each calendar month

Frequency of Calculation and Payment of the Fee:	Quarterly	Monthly

	Current Sub-Advisory Agreement	Amended Sub-Advisory Agreement
Annual Fee Rate:	0.60% of the management fees received by the Advisor	0.60% of the management fees received by the Advisor

Fee Base:	Portion of the net assets of the Fund for which the Sub-Advisor acts as sub-advisor, determined as of the last business day of each calendar quarter	Portion of the net assets of the Fund for which the Sub-Advisor acts as sub-advisor, determined as of the last business day of each calendar month

Frequency of Calculation and Payment of the Fee:	Quarterly	Monthly

Q:	Why is the timing of the computation of the investment management fee and the sub-advisory fee proposed to be changed?

A:	Currently, the Fund determines its net asset value (“NAV”) as of the last business day of each calendar quarter, within approximately 20 calendar days after the last business day of such quarter, and at such other times as the Board of Trustees of the Fund (the “Board”) may determine. In addition, the Fund accepts subscriptions for shares of the Fund as of the first business day of each calendar quarter or at such other times as determined in the discretion of the Board. Such shares are sold at a public offering price equal to the NAV per share as of the most recently completed calendar quarter end.

On November 14, 2023, the Board approved a change to the frequency at which the Fund determines its NAV, from quarterly to monthly, and, in connection therewith, also approved the acceptance of subscriptions for shares of the Fund as of the first business day of each month, effective January 31, 2024. The Board approved such changes based on management’s belief that monthly NAV determinations and monthly subscriptions will help the Fund garner additional assets. To align the computation and payment of management fees by the Fund to the Advisor with the acceptance of subscriptions on a monthly basis, the Board also approved the Amended Investment Management Agreement and, in connection therewith, the Amended Sub-Advisory Agreement, as described above.

Under the Investment Company Act of 1940 (the “1940 Act”), the Amended Agreements must be approved by shareholders. Accordingly, shareholders are being asked to vote on the Proposals.

Q:	Will the change in timing of the computation of the investment management fee and the sub-advisory fee change the dollar amount of investment management fees or sub-advisory fees charged to the Fund?

A:

Under the Current Investment Management Agreement, the Fund pays the Advisor a management fee at an annual rate equal to 1.75% of the Fund’s net assets determined quarterly. The management fee is computed based on the NAV of the Fund as of the close of business on the last business day of each calendar quarter, and is payable quarterly in arrears. Under the terms of the proposed Amended Investment Management Agreement, the annual rate of the management fee will remain at 1.75%, but the management fee will be computed based on the NAV of the Fund as of the close of business on the last business day of each month, and will be payable monthly in arrears. While the annual management fee rate will not change under the Amended Investment Management Agreement, the dollar amount of management fees paid by the Fund to the Advisor may be higher or lower in any given quarter depending on the NAV of the Fund as of the last business day of each month during the quarter relative to the NAV of the Fund as of the last business day of the quarter.

Under the Current Sub-Advisory Agreement, the Advisor, and not the Fund, pays the Sub-Advisor a quarterly fee in an amount equal to 60% of the management fees received by the Advisor from the Fund with respect to the calendar quarter-end NAV of the assets of the Fund allocated to the Sub-Advisor. Under the terms of the proposed Amended Sub-Advisory Agreement, the Advisor, and not the Fund, will pay the Sub-Advisor a monthly fee in an amount equal to 60% of the management fees received by the Advisor from the Fund with respect to the month-end NAV of the assets of the Fund allocated to the Sub-Advisor. As the Advisor, and not the Fund, pays sub-advisory fees to the Sub-Advisor, any change to the dollar amount of sub-advisory fees payable to the Sub-Advisor under the Amended Sub-Advisory Agreement will not impact the Fund.

Q:	How does the Board recommend I vote?

A:	After careful consideration, the Board unanimously recommends that you vote “FOR” the Proposals.

Q:	What happens if shareholders of the Fund do not approve the Proposals?

A:	If shareholders of the Fund do not approve the Proposals, the Amended Agreements will not take effect and the management fee and sub-advisory fee payable to the Advisor and Sub-Advisor, respectively, will continue to be calculated quarterly based on the value of the Fund’s net assets as of the close of business on the last business day of each calendar quarter.

Q:	When and where will the Special Meeting be held?

A:	The Special Meeting will be held on Wednesday, January 17, 2024 at 10:00 a.m. (Eastern time). The Special Meeting will be held in a virtual meeting format only. Shareholders will be able to view the Special Meeting live and cast their votes by accessing a web link.

We would like to assure you of our commitment to ensuring that shareholders have a meaningful opportunity to participate at the Special Meeting, including the ability to ask questions of the Board and management. To support these efforts, we will:

•	Provide for shareholders to begin logging into the Special Meeting at 9:30 a.m. (Eastern time) on January 17, 2024, thirty minutes in advance of the Special Meeting.

•

Permit shareholders attending the Special Meeting to submit questions via live webcast during the Special Meeting by following the instructions available on the meeting website during the Special Meeting. Questions relevant to Special Meeting matters will be answered during the Special Meeting, subject to time constraints.

•	Engage with and respond to shareholders who ask questions relevant to Special Meeting matters that are not answered during the Special Meeting due to time constraints.

•

Provide the ability for participating shareholders who hold Fund shares in their name to vote or revoke their prior vote at Special Meeting by following the instructions that will be available on the meeting website during the Special Meeting. Participating shareholders who are beneficial shareholders (that is if they hold Fund shares through a bank, broker, financial intermediary or other nominee) will not be able to vote at the Special Meeting unless they have registered in advance to attend the Special Meeting, as described below.

Q:	How do I vote my shares?

A:	Shareholders of record of the Fund as of the close of business on December 1, 2023 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. You can quickly and easily provide voting instructions by telephone, by calling the toll-free number on the proxy card, or by going to the Internet address provided on the proxy card and following the instructions. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identity, provide access to the voting website and confirm that your voting instructions are properly recorded. Alternatively, if you received your proxy card or voting instruction form by mail, you can vote your shares by completing, signing and dating the proxy card or voting instruction form and mailing it in the enclosed postage-paid return envelope.

You may also vote at the Special Meeting; however, even if you plan to attend the virtual meeting, we still encourage you to provide voting instructions by one of the methods discussed above. In addition, we ask that you please note the following:

If your shares in the Fund are registered in your name, you may attend and participate in the Special Meeting at meetnow.global/MK69LCT by entering the control number found in the shaded box on your proxy card on the date and time of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the meeting website during the Special Meeting.

If you are a beneficial shareholder of the Fund (that is if you hold your Fund shares through a bank, broker, financial intermediary or other nominee), you will not be able to vote at the virtual meeting unless you have registered in advance to attend the Special Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services, the Fund’s tabulator (“Computershare”). You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the meeting date. You will receive a confirmation email from Computershare of your registration and a control number and security code that will allow you to vote at the Special Meeting.

Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit your voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating the proxy card or voting instruction form you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

Q:	Whom do I contact for further information?

A:	You may contact your financial advisor for further information. You may also call Computershare, the Fund’s proxy solicitor, toll free at (888) 275-6440.

Q:	Will anyone contact me?

A:	You may receive a call from Computershare, the proxy solicitor hired by the Fund, to verify that you received your proxy materials, to answer any questions you may have about the Proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate by returning your vote as soon as possible. If enough shareholders fail to cast their votes, the Fund may not be able to hold the Special Meeting or obtain the vote on the Proposals, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

Important additional information about the Proposals is set forth in the accompanying Proxy Statement.

Please read it carefully.

BLACKROCK PRIVATE INVESTMENTS FUND

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 17, 2024

Notice is hereby given that a special meeting of shareholders (the “Special Meeting”) of BlackRock Private Investments Fund (the “Fund”) will be held on Wednesday, January 17, 2024 at 10:00 a.m. (Eastern time) for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To approve an Amended and Restated Investment Management Agreement between BlackRock Advisors, LLC (“BAL”) and the Fund.

2.	To approve an Amended and Restated Sub-Investment Advisory Agreement among the Fund, BAL and BlackRock Capital Investment Advisors, LLC.

The Special Meeting will be held in a virtual meeting format only. Shareholders will be able to view the meeting live, have a meaningful opportunity to participate, including the ability to ask questions of management, and cast their votes by accessing a web link.

All shareholders entitled to vote at the Special Meeting are cordially invited to participate in the Special Meeting. In order to avoid delay and additional expense for the Fund and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card or voting instruction form. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card or voting instruction form and follow the recorded instructions. To vote over the Internet, go to the Internet address provided on your proxy card or voting instruction form and follow the instructions.

If your shares in the Fund are registered in your name, you may attend and participate in the Special Meeting at meetnow.global/MK69LCT by entering the control number found in the shaded box on your proxy card on the date and time of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the meeting website during the Special Meeting.

If you are a beneficial shareholder of the Fund (that is if you hold your Fund shares through a bank, broker, financial intermediary or other nominee) you will not be able to vote at the Special Meeting unless you have registered in advance to attend the Special Meeting. To register, you must submit proof of your proxy power (legal proxy), which you can obtain from your financial intermediary or other nominee, reflecting your Fund holdings along with your name and email address to Computershare Fund Services, the Fund’s tabulator (“Computershare”). You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Special Meeting date. You will receive a confirmation email from Computershare of your registration and a control number and security code that will allow you to vote at the Special Meeting.

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Even if you plan to participate in the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating the proxy card or voting instruction form you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

THE BOARD OF TRUSTEES OF THE FUND (THE “BOARD”) RECOMMENDS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSALS, AS DESCRIBED IN THE PROXY STATEMENT.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

By Order of the Board,

Janey Ahn

Secretary of the Fund

December 4, 2023

ii

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 17, 2024.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

https://www.proxy-direct.com/blk-33662

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PROXY STATEMENT

Dated December 4, 2023

BLACKROCK PRIVATE INVESTMENTS FUND

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

This Proxy Statement is furnished to you as a shareholder of BlackRock Private Investments Fund (the “Fund”), a non-diversified closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), in connection with the solicitation of proxies by the Fund’s Board of Trustees (the “Board,” the members of which are referred to as “Trustees”). The proxies will be voted at the special meeting of the shareholders of the Fund and at any and all adjournments, postponements or delays thereof (collectively, the “Special Meeting”). The Special Meeting will be held on Wednesday, January 17, 2024 at 10:00 a.m. (Eastern time) to consider the proposals set forth below and discussed in greater detail elsewhere in this Proxy Statement. The Special Meeting will be held in a virtual meeting format only. Shareholders will be able to view the meeting live and cast their votes by accessing a web link. If you are unable to attend the Special Meeting or any adjournment or postponement thereof, the Board recommends that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet.

Shareholders will receive a copy of this Proxy Statement and the accompanying proxy materials, which are expected to be mailed on or about December 11, 2023.

The proposals to be voted on at the Special Meeting (the “Proposals”) are:

1.	To approve an Amended and Restated Investment Management Agreement between BlackRock Advisors, LLC (“BAL” or the “Advisor”) and the Fund (the “Amended Investment Management Agreement”).

2.	To approve an Amended and Restated Sub-Investment Advisory Agreement among the Fund, BAL and BlackRock Capital Investment Advisors, LLC (“BCIA” or the “Sub-Advisor”) (the “Amended Sub-Advisory Agreement”).

Shareholders of record of the Fund as of the close of business on December 1, 2023 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. Shareholders of the Fund are entitled to one vote for each share, with no shares having cumulative voting rights. The quorum and voting requirements for the Fund are described in the section herein entitled “Vote Required and Manner of Voting Proxies.”

The Fund is named on the proxy card. Even if you plan to attend the Special Meeting, please sign, date and return the proxy card you receive or, if you provide voting instructions by telephone or via the Internet, please vote on each Proposal. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identity, provide access into the voting website and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. On any matter coming before the Special Meeting as to which a shareholder has specified a choice on that shareholder’s

i

proxy, the shares will be voted accordingly. If a proxy card is properly executed and returned and no choice is specified with respect to a Proposal, the shares will be voted “FOR” the Proposal. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to a Proposal at any time before a vote is taken on the Proposal by filing with the Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the Delaware address provided herein), by delivering a duly executed proxy bearing a later date or by attending the Special Meeting and voting by ballot, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Special Meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

If your shares in the Fund are registered in your name, you may attend and participate in the Special Meeting at meetnow.global/MK69LCT by entering the control number found in the shaded box on your proxy card on the date and time of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the meeting website during the Special Meeting.

The Special Meeting will provide shareholders with a meaningful opportunity to participate, including the ability to ask questions of management. To support these efforts, the Fund will:

•	Provide for shareholders to begin logging into the Special Meeting at 9:30 a.m. (Eastern time) on January 17, 2024, thirty minutes in advance of the Special Meeting.

•

Permit shareholders attending the Special Meeting to submit questions via live webcast during the Special Meeting by following the instructions available on the meeting website during the Special Meeting. Questions relevant to Special Meeting matters will be answered during the Special Meeting, subject to time constraints.

•	Engage with and respond to shareholders who ask questions relevant to Special Meeting matters that are not answered during the Special Meeting due to time constraints.

•

Provide the ability for participating shareholders who hold Fund shares in their name to vote or revoke their prior vote at Special Meeting by following the instructions that will be available on the meeting website during the Special Meeting.

If you are a beneficial shareholder of the Fund (that is if you hold your Fund shares through a bank, broker, financial intermediary or other nominee) you will not be able to vote at the Special Meeting unless you have registered in advance to attend the Special Meeting. To register, you must submit proof of your proxy power (legal proxy), which you can obtain from your financial intermediary or other nominee, reflecting your Fund holdings along with your name and email address to Computershare Fund Services, the Fund’s tabulator (“Computershare”). You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Special Meeting date. You will receive a confirmation email from Computershare of your registration and a control number and security code that will allow you to vote at the Special Meeting.

Even if you plan to participate in the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating the proxy card or voting instruction form you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

For information regarding how to access the Special Meeting, please contact Computershare, the firm assisting us in the solicitation of proxies, toll free at (888) 275-6440.

This Proxy Statement sets forth concisely the information that shareholders of the Fund should know before voting on the Proposals set forth herein. Please read it carefully and retain it for future reference. Copies of the Fund’s most recent annual report and semi-annual report can be obtained on a website maintained by BlackRock, Inc. (“BlackRock”) at www.blackrock.com. In addition, the Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to any shareholder upon request. Any such request should be directed to BlackRock by calling (800) 882-0052 or by writing to the Fund at 100 Bellevue Parkway, Wilmington, Delaware 19809. Copies of annual and semi-annual reports of the Fund are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. The address of the principal executive offices of the Fund is 100 Bellevue Parkway, Wilmington, Delaware 19809, and the telephone number is (800) 882-0052.

BlackRock updates performance information and certain other data for the Fund on a quarterly basis on its website in the “Closed-End Funds” section of www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. References to BlackRock’s website are intended to allow investors public access to information regarding the Fund and do not, and are not intended to, incorporate BlackRock’s website in this Proxy Statement.

Please note that only one annual or semi-annual report or this Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. To request a separate copy of an annual report or semi-annual report or this Proxy Statement, or for instructions on how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” each Proposal. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Special Meeting.

PROPOSAL 1: APPROVAL OF THE

AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT

At the Special Meeting, shareholders of the Fund will be asked to approve an Amended and Restated Investment Management Agreement between BlackRock Advisors, LLC (“BAL” or the “Advisor”) and the Fund (the “Amended Investment Management Agreement”). As described in more detail below, the terms of the Amended Investment Management Agreement are identical to those of the current Investment Management Agreement between BAL and the Fund (the “Current Investment Management Agreement”), except that, under the Amended Investment Management Agreement, the Advisor’s management fee will be computed and paid monthly based on the value of the Fund’s net assets as of the close of business on the last business day of each month, rather than as of the close of business on the last business day of each calendar quarter, which is how it is computed under the Current Investment Management Agreement. The form of the Amended Investment Management Agreement is included as Appendix A to this Proxy Statement. A brief description of the terms of the Current Investment Management Agreement is set forth below in the section entitled “Description of the Current Agreements.” Information about the Advisor is set forth below in the section entitled “Information Regarding the Advisor, the Sub-Advisor and the Fund—The Advisor and Sub-Advisor.”

Under the Current Investment Management Agreement, the Fund pays the Advisor a management fee at an annual rate equal to 1.75% of the Fund’s net assets determined quarterly. Such management fee is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each quarter (including any assets in respect of shares that have been accepted for repurchase during such quarter but currently remain outstanding), before the accrual of any distribution fee and the fee payable to the Advisor for that quarter and after the accrual of any expense reimbursements owed to the Fund by the Advisor pursuant to any expense limitation agreement for that quarter. The management fee is payable to the Advisor in arrears within 30 days of each quarter end.

At a meeting on November 14, 2023 (the “Board Meeting”), the Board approved an extension of the contractual management fee waiver that has been in place with respect to the Fund since April 19, 2022 (the “Fee Reduction Agreement”). Pursuant to the Fee Reduction Agreement, the Advisor has contractually agreed to reduce its management fee to an annual rate of 1.00% until December 31, 2024. Unless otherwise extended by agreement between the Fund and the Advisor, the management fee payable by the Fund as of January 1, 2025 will return to its contractual annual rate of 1.75%. The reduction of the management fee under the Fee Reduction Agreement is not subject to recoupment by the Advisor. The Fund accrued $2,326,543 in management fees during the fiscal year ended March 31, 2023 (gross of the management fee waiver under the Fee Reduction Agreement), and the Fund paid the Advisor management fees of $1,297,670 (net of the management fee waiver under the Fee Reduction Agreement) during the fiscal year ended March 31, 2023.

Under the Amended Investment Management Agreement, the Fund will continue to pay the Advisor a management fee at an annual rate equal to 1.75% of the Fund’s net assets, however it will be based on such net assets determined monthly. Such management fee will be computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month (including any assets in respect of shares that have been accepted for repurchase during such month or the applicable calendar quarter, as the case may be, but currently remain outstanding), before the accrual of any distribution fee and the fee payable to the Advisor for that month and after the accrual of any expense reimbursements owed to the Fund by the Advisor pursuant to any expense limitation agreement for that month. Under the Amended Investment Management Agreement, the management fee will be payable to the Advisor in arrears within 30 days of each month end.

While the annual management fee rate payable to the Advisor will not change under the proposed Amended Investment Management Agreement, the dollar amount of management fees paid by the Fund to the Advisor may be higher or lower in any given quarter depending on the net asset value (“NAV”) of the Fund as of the last business day of each month during the quarter relative to the NAV of the Fund as of the last business day of the quarter.

A comparison of the relevant terms of the Current Investment Management Agreement and the Amended Investment Management Agreement is provided below:

	Current Investment Management Agreement	Amended Investment Management Agreement
Annual Fee Rate:	1.75%	1.75%

Fee Base:	Net assets of the Fund as of the last business day of each calendar quarter	Net assets of the Fund as of the last business day of each calendar month

Frequency of Calculation and Payment of the Fee:	Quarterly	Monthly

The Board, including the Independent Trustees, has approved the Amended Investment Management Agreement and unanimously recommends that shareholders of the Fund vote in favor of the Proposal to approve the Amended Investment Management Agreement.

PROPOSAL 2: APPROVAL OF THE

AMENDED AND RESTATED SUB-INVESTMENT ADVISORY AGREEMENT

At the Special Meeting, shareholders of the Fund will be asked to approve an Amended and Restated Sub-Investment Advisory Agreement among the Fund, BAL and BlackRock Capital Investment Advisors, LLC (“BCIA” or the “Sub-Advisor”) (the “Amended Sub-Advisory Agreement”). As described in more detail below, the terms of the Amended Sub-Advisory Agreement are identical to those of the current Sub-Advisory Agreement among the Fund, BAL and the Sub-Advisor (the “Current Sub-Advisory Agreement”), except that, under the Amended Sub-Advisory Agreement, the amount of the sub-advisory fee payable to the Sub-Advisor will be determined based on the value of the Fund’s net assets as of the close of business on the last business day of each month, rather than as of the close of business on the last business day of each calendar quarter which is the case under the Current Sub-Advisory Agreement. The form of the Amended Sub-Advisory Agreement is included as Appendix B to this Proxy Statement. A brief description of the terms of the Current Sub-Advisory Agreement is set forth below in the section entitled “Description of the Current Agreements.” Information about the Sub-Advisor is set forth below in the section entitled “Information Regarding the Advisor, the Sub-Advisor and the Fund—The Advisor and Sub-Advisor.”

Under the Current Sub-Advisory Agreement, for that portion of the assets of the Fund for which the Sub-Advisor acts as sub-advisor, the Advisor pays to the Sub-Advisor a quarterly fee, payable in arrears, in an amount equal to 60% of the management fees received by the Advisor from the Fund with respect to the calendar quarter-end NAV of the Fund’s assets allocated to the Sub-Advisor.

Under the Amended Sub-Advisory Agreement, the amount of the sub-advisory fee payable to the Sub-Advisor will be determined based on the value of the Fund’s net assets as of the close of business on the last business day of each month. Accordingly, for that portion of the assets of the Fund for which the Sub-Advisor acts as sub-advisor, the Advisor, and not the Fund, will pay the Sub-Advisor a monthly fee, payable in arrears, in an amount equal to 60% of the management fees received by the Advisor from the Fund with respect to the month-end NAV of the Fund’s assets allocated to the Sub-Advisor.

The Advisor, and not the Fund, pays the sub-advisory fee to the Sub-Advisor out of the management fees received by the Advisor from the Fund. Accordingly, any change to the dollar amount of sub-advisory fees payable to the Sub-Advisor under the Amended Sub-Advisory Agreement will not impact the Fund.

A comparison of the relevant terms of the Current Sub-Advisory Agreement and the Amended Sub-Advisory Agreement is provided below:

	Current Sub-Advisory Agreement	Amended Sub-Advisory Agreement
Annual Fee Rate:	0.60% of the management fees received by the Advisor	0.60% of the management fees received by the Advisor

Fee Base:	Portion of the net assets of the Fund for which the Sub-Advisor acts as sub-advisor, determined as of the last business day of each calendar quarter	Portion of the net assets of the Fund for which the Sub-Advisor acts as sub-advisor, determined as of the last business day of each calendar month

Frequency of Calculation and Payment of the Fee:	Quarterly	Monthly

The Board, including the Independent Trustees, has approved the Amended Sub-Advisory Agreement and unanimously recommends that shareholders of the Fund vote in favor of the Proposal to approve the Amended Sub-Advisory Agreement.

REASONS FOR THE PROPOSALS

Currently, the Fund determines its NAV as of the last business day of each calendar quarter, within approximately 20 calendar days after the last business day of such quarter, and at such other times as the Board may determine. In addition, the Fund accepts subscriptions for shares of the Fund as of the first business day of each calendar quarter or at such other times as determined in the discretion of the Board. Such shares are sold at a public offering price equal to the NAV per share as of the most recently completed calendar quarter end of the applicable class.

At the Board Meeting, the Board approved a change to the frequency at which the Fund determines its NAV, from quarterly to monthly, and, in connection therewith, also approved the acceptance of subscriptions for shares of the Fund as of the first business day of each month, rather than only as of the first business day of each quarter, effective January 31, 2024. The Board approved such changes based on management’s belief that monthly NAV determinations and monthly subscriptions will help the Fund garner additional assets. To align the computation and payment of management fees by the Fund to the Advisor with the acceptance of subscriptions on a monthly basis, the Board also approved the Amended Investment Management Agreement and, in connection therewith, the Amended Sub-Advisory Agreement, as described above.

Under the 1940 Act, the Amended Agreements must be approved by shareholders. The Board unanimously approved the Amended Agreements at the Board Meeting and recommended that shareholders vote to approve the Amended Agreements at the Special Meeting. The material factors that the Board considered in approving the Amended Agreements are set forth below under “Board Considerations of the Amended Agreements.”

DESCRIPTION OF THE CURRENT AGREEMENTS

Apart from the timing of the computation of the investment management fee and sub-advisory fee, as described above, the terms of the Amended Agreements are identical to those of the Current Agreements, as applicable, which are described below.

Under the Current Investment Management Agreement, subject to the direction and control of the Board, the Advisor (i) acts as investment advisor for and supervises and manages the investment and reinvestment of the Fund’s assets and, in connection therewith, has complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (ii) supervises continuously the investment program of the Fund and the composition of its investment portfolio; (iii) arranges for the purchase and sale of securities and other assets held in the investment portfolios of the Fund and (iv) provides investment research to the Fund.

The Advisor is also responsible for certain other services, for which the Fund reimburses the Advisor for out-of-pocket expenses, including, for example, providing certain office facilities and the compensation of directors, officers and employees of the Fund who devote part of their time to the affairs of the Advisor and its affiliates.

Under the Current Sub-Advisory Agreement, subject to the oversight and supervision of the Advisor and the direction and control of the Board, the Sub-Advisor will perform certain of the day-to-day operations of the Fund, which may include one or more of the following services, at the request of the Advisor: (i) acting as investment advisor for and managing the investment and reinvestment of those assets of the Fund as the Advisor may from time to time request and, in connection therewith, have complete discretion in purchasing and selling such securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (ii) arranging for the purchase and sale of securities and other assets of the Fund; (iii) providing investment research and credit analysis concerning the Fund’s investments; (iv) assisting the Advisor in determining what portion of the Fund’s assets will be invested in cash, cash equivalents and money market instruments; (v) placing orders for purchases and sales of investments made for the Fund; and (vi) maintaining the books and records as are required to support the Fund’s investment operations.

The Current Investment Management Agreement and the Current Sub-Advisory Agreement each provide that the Advisor or Sub-Advisor, as applicable, will not be liable for any error of judgment or mistake of law or for any loss suffered by the Advisor or Sub-Advisor, as applicable, or by the Fund in connection with the performance of the Current Investment Management Agreement or Current Sub-Advisory Agreement, as applicable, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties.

The Current Investment Management Agreement and the Current Sub-Advisory Agreement are each initially effective for a period of two years and thereafter a period of 12 months, provided their continuance is specifically approved at least annually by both (a) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote, and (b) by the vote of a majority of the Trustees who are not parties to the Current Investment Management Agreement or Current Sub-Advisory Agreement, as

applicable, or interested persons of any party to the Current Investment Management Agreement or Current Sub-Advisory Agreement, as applicable, cast in accordance with the requirements of the 1940 Act or any exemptive or other relief therefrom.

The Current Investment Management Agreement and Current Sub-Advisory Agreement, each dated February 10, 2021, were most recently renewed by the Board, including a majority of the Independent Trustees, at a meeting held on June 1, 2023.

BOARD CONSIDERATIONS OF THE AMENDED AGREEMENTS

At the Board Meeting, the Board considered the approval of the Amended Investment Management Agreement and Amended Sub-Advisory Agreement. The Advisor and the Sub-Advisor are referred to in this section collectively as “BlackRock.”

The Approval Process

Consistent with the requirements of the 1940 Act, the Board considers the approval of the continuation of the Current Agreements on an annual basis. In considering the approval of the Amended Agreements, the Board considered substantially the same factors and information as it considered in connection with its approval of the annual renewal of the Current Agreements at the Board meeting held on June 1, 2023 (the “June Approval”), in addition to new information regarding the Amended Agreements. The Board’s consideration of the Current Agreements for the June Approval entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Trustees. The Board had four quarterly meetings per year, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Current Agreements. In considering the renewal of the Current Agreements and the approval of the Amended Agreements, the Board assessed, among other things, the nature, extent and quality of the services to be provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process and in connection with the consideration of the Amended Agreements, the Independent Trustees were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Current Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to the Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (n) periodic updates on BlackRock’s business.

Prior to the June Approval, the Board had received and reviewed, in connection with a Board meeting held on May 4, 2023 (the “May Meeting”), materials specifically relating to the renewal of the Current Agreements. The Independent Trustees are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Current Agreements and the Independent Trustees had presented BlackRock with questions and requests for additional information, and BlackRock had responded to these questions and requests with additional written information in advance of the June Approval. In addition to the foregoing, the Board members also receive materials in advance of each regular quarterly meeting of the Board, including the Board Meeting, that provide information relating to the services provided by BlackRock.

At the Board Meeting, the Board considered all factors it believed relevant with respect to approval of the Amended Agreements. In determining whether to approve the Amended Agreements, the Board considered all information it deemed reasonably necessary to evaluate the terms of the Amended Agreements, including the information provided in connection with the June Approval. In particular, the Board members considered BlackRock’s representation at the Board Meeting that, apart from the timing of the computation of the investment management fee and sub-advisory fee, the terms of the Amended Agreements – including, without limitation, the contractual management fee rate payable to the Advisor under the Amended Investment Management Agreement – are identical to those of the Current Agreements, as applicable.

The Board also considered other matters it deemed important to the approval process, such as BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board considered the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board members did not identify any particular information, or any single factor as determinative, and each Board member may have attributed different weights to the various items and factors considered.

A.	Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Trustees, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and statement of additional information, and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

B.	The Investment Performance of the Fund and BlackRock

The Board, including the Independent Trustees, reviewed and considered the performance history of the Fund throughout the year and at the Board Meeting. The Board considered that, in preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2022, as compared to its Performance Peers. The performance information is based on NAV, and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with the June Approval, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and, in light of the Fund’s outcome-oriented investment objective, certain performance metrics (“Outcome-Oriented Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

The Board noted its determination at the June Meeting, that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board also reviewed and considered the Fund’s performance relative to the Fund’s Outcome-Oriented Performance Metrics including a total return target. The Board considered that, based on information provided in connection with the June Approval, for each of the one-year and since-inception periods reported, the Fund underperformed its total return target. The Board considered that BlackRock believes that the Outcome-Oriented Performance Metrics are an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. In connection with the June Approval, the Board and BlackRock reviewed the Fund’s underperformance relative to its total return target during the applicable periods.

C.	Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

In connection with the June Approval, the Board, including the Independent Trustees, reviewed the Fund’s contractual management fee rate – which will remain the same under the Amended Investment Management Agreement – compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

In connection with the June Approval, the Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed

BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2022 compared to available aggregate estimated profitability data provided for the prior two years. The Board also reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Advisor and/or its affiliates, as well as BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Advisor, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board considered that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered that, in connection with the June Approval, the Board had reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Amended Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

In connection with the June Approval, the Board considered that the Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Expense Peers. The Board also considered, however, that given the comparability limitations of the Expense Peers, BlackRock provided the Board a supplemental peer group consisting of funds that BlackRock believes are generally similar to the Fund. The Board considered that relative to the supplemental peer group the Fund’s management fee rate and total expense ratio each ranked in the first quartile. The Board also considered that BlackRock and the Board have contractually agreed to waive a portion of the advisory fee for the Fund. In addition, the Board considered that, the Fund is party to an expense limitation agreement pursuant to which BlackRock has contractually agreed to waive and/or reimburse certain operating and other expenses to a specified amount of the Fund’s average daily net assets.

In addition, the Board, including the Independent Trustees, considered that the contractual management fee rate payable to the Advisor pursuant to the Amended Investment Management Agreement is unchanged from the Current Investment Management Agreement.

D.	Economies of Scale

The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the proposed fee under the Amended Investment Management Agreement was appropriate.

E.	Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Trustees, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also considered that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with the June Approval, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board noted that it receives reports from BlackRock which include information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board, including the Independent Trustees, unanimously approved the Amended Investment Management Agreement for a two-year term beginning on the effective date of the Amended Investment Management Agreement, and the Amended Sub-Advisory Agreement for a two-year term beginning on the effective date of the Amended Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information presented at the Board Meeting and in connection with the June Approval, the Board, including the Independent Trustees, was satisfied that the terms of the Amended Agreements, including the fees to be paid pursuant to the Amended Agreements, were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Amended Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board members may have attributed different weights to the various factors considered. The Independent Trustees were advised by independent legal counsel throughout the deliberative process.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

A quorum of shareholders is required to take action at the Special Meeting. The holders of a majority of the shares entitled to vote on any matter at the Special Meeting present in person or by proxy shall constitute a quorum for purposes of approving the Proposals.

The approval of each Proposal requires the affirmative vote of the holders of a majority of the Fund’s outstanding voting securities as defined in the 1940 Act, which means (a) 67% or more of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund, whichever is less. Approval of each Proposal will occur only if a sufficient number of votes at the Special Meeting are cast “FOR” the Proposals. If a beneficial owner of Fund shares does not give voting instructions to its broker, the broker cannot vote those shares, and neither the Fund nor its agents will count such uninstructed shares as present for quorum or any other purposes. We urge you to instruct your broker or other nominee to vote your shares. Abstentions, if any, will be counted as present for quorum purposes but will have the effect of a vote against the Proposals.

If a proxy card is properly executed and returned and no choice is specified with respect to a Proposal, the shares will be voted “FOR” the Proposal.

Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election will determine whether or not a quorum is present at the Special Meeting. The inspector of election will treat withheld votes, if any, as present for purposes of determining a quorum.

If you are a beneficial shareholder of the Fund (that is if you hold shares of the Fund through a bank, broker, financial intermediary or other nominee (each, a “service agent”)), the service agent may be the record holder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or voting instruction form or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a Proposal may be deemed to authorize a service provider to vote such shares in favor of the Proposals. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but is not required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If the Amended Agreements are not approved by the Fund’s shareholders, the Advisor and Sub-Advisor will continue to manage the Fund under the Current Investment Management Agreement and the Current Sub-Advisory Agreement, respectively. The Board will consider such further action, if any, as it deems necessary and in the best interests of the Fund and its shareholders.

INFORMATION REGARDING THE ADVISOR, THE SUB-ADVISOR AND THE FUND

The Advisor and Sub-Advisor

The Advisor, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and the Sub-Advisor, located at 50 Hudson Yards, New York, New York 10001, are indirect wholly-owned subsidiaries of BlackRock, Inc. (“BlackRock”).

BlackRock is one of the world’s largest publicly-traded investment management firms. As of September 30, 2023, BlackRock’s assets under management were approximately $9.101 trillion. BlackRock has over 30 years of experience managing closed-end products and, as of September 30, 2023, advised a registered closed-end family of 51 traded and 5 non-traded active funds with approximately $45.7 billion in managed assets.

BlackRock is independent in ownership and governance, with no single majority shareholder and a majority of independent directors.

The name and principal occupations of the Advisor’s chief executive officer and directors are set forth below. Unless otherwise indicated, the business address of each person listed below is 50 Hudson Yards, New York, New York 10001.

Name	Principal Occupation
Laurence D. Fink	Chief Executive Officer
Russell D. Waltcher	Director
Stephen G. Shedlin	Director
Robert L. Goldstein	Director

The name and principal occupation of the Sub-Advisor’s chief executive officer is set forth below. There are no directors of the Sub-Advisor. Unless otherwise indicated, the business address of each person listed below is 50 Hudson Yards, New York, New York 10001.

Name	Principal Occupation
James Keenan	Chief Executive Officer

Charles Park is the Chief Compliance Officer (“CCO”) of the Fund, the Advisor and the Sub-Advisor.

Shares Outstanding

At the close of business on December 1, 2023 (the Record Date for the Special Meeting), the total number of shares of each class of the Fund outstanding is set forth below. Each share has voting rights as stated in this Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional share).

Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Held by the Fund for its Own Account
Common shares of beneficial interest, par value $0.001 per share	Unlimited	None	16,798,322.15
Institutional Shares	Unlimited	None	16,773,322.15
Class D Shares	Unlimited	None	25,000.00

Ownership of Shares

The table below sets forth information concerning persons who owned of record or beneficially more than 5% of each class of shares of the Fund on December 1, 2023 (the Record Date for the Special Meeting).

Class	Name and Address	No. of Shares	% of Share Class
Institutional	BlackRock Financial Management, Inc. 50 Hudson Yards New York, New York 10001	9,934,919.84	59.23%

Class D	BlackRock Financial Management, Inc. 50 Hudson Yards New York, New York 10001	25,000.00	100%

As of December 31, 2022, none of the Independent Trustees of the Fund or their immediate family members owned beneficially or of record any securities of BlackRock or any affiliate of BlackRock or underwriter or any person controlling, controlled by or under common control with any such entities nor did any Independent Trustee of the Fund or their immediate family member have any material interest in any transaction, or series of similar transactions, during the most recently completed two calendar years involving the Fund, BlackRock or any affiliate of BlackRock or underwriter or any person controlling, controlled by or under common control with any such entities.

As of December 31, 2022, the Independent Trustees (and their respective immediate family members) did not beneficially own securities of the Advisor, or an entity controlling, controlled by or under common control with the Advisor (not including registered investment companies).

As of November 1, 2023, the officers and Trustees of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

Other Service Providers

Distributor. BlackRock Investments, LLC, an affiliate of the Fund, the Advisor and the Sub-Advisor, acts as distributor for the Fund’s shares pursuant to a Distribution Agreement with the Fund and serves in that capacity on a reasonable best efforts basis, subject to various conditions. The principal business address of the Distributor is 50 Hudson Yards, New York, New York 10001. These services will continue to be provided if the Proposals are approved.

For the fiscal year ended March 31, 2023, no distribution and/or service fees were paid by Class D shares to the Distributor pursuant to the Fund’s Distribution and Servicing Plan.

Administrator. State Street Bank and Trust Company, whose principal business address is One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, serves as the Fund’s administrator.

There were no brokerage commissions paid by the Fund to affiliated brokers of the Advisor or the Sub-Advisor for the fiscal year ended March 31, 2023.

ADDITIONAL INFORMATION

Submission of Shareholder Proposals

The Fund does not hold annual shareholder meetings. A shareholder proposal intended to be included in a proxy statement for a future meeting of shareholders of the Fund must be received at the offices of the Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement or presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and the Fund’s governing instruments. The persons named as proxies in future proxy materials of the Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by the Fund a reasonable period of time before the Trustees’ solicitation relating to such meeting is made.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Trustee should to the attention of the Secretary of the Fund, 50 Hudson Yards, New York, New York 10001. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the Chair of the Governance and Nominating Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Fund’s Chief Compliance Officer, 50 Hudson Yards, New York, New York 10001. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and costs in connection with the solicitation of proxies and hosting the virtual meeting will be borne by the Advisor. Additional out-of-pocket costs, such as legal expenses, incurred in connection with the preparation of this Proxy Statement, also will be borne by the Advisor.

Solicitation may be made by mail, telephone, fax, e-mail or the Internet by officers or employees of the Advisor, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Advisor will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of the Fund’s shares. The Fund and the Advisor have retained Computershare Fund Services, located at 1290 Avenue of the Americas, 9th Floor, New York, New York 10104, a proxy solicitation firm, to assist in the distribution of proxy materials, the solicitation and tabulation of proxies and the hosting of the virtual meeting. It is anticipated that Computershare Fund Services will be paid approximately $10,500 for such services (including reimbursements of out-of-pocket expenses). Computershare may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

General

Management does not intend to present and does not have reason to believe that any items of business other than voting with respect to the Proposals will be presented at the Special Meeting. However, if other matters are properly presented at the Special Meeting for a vote, the proxies will be voted by the persons named in the enclosed proxy upon such matters in accordance with their judgment of what is in the best interests of the Fund.

A list of the Fund’s shareholders of record as of the Record Date will be available electronically for inspection at the Special Meeting upon request. A list of shareholders as of the Record Date will be available for inspection at the offices of the Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, beginning ten days prior to the date of the Special Meeting.

The Special Meeting may be adjourned from time to time for any reason whatsoever by the chair of the Special Meeting, whether or not a quorum is present. Such authority to adjourn the Special Meeting may be used in the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present but sufficient votes have not been received to approve a Proposal, or for any other reason consistent with applicable state law and the Fund’s Bylaws, including to allow for the further solicitation of proxies.

Please vote promptly by signing and dating each enclosed proxy card or voting instruction form, and if received by mail, returning it (them) in the accompanying postage-paid return envelope OR by following the instructions on the enclosed proxy card or voting instruction form to vote by telephone or via the Internet.

By Order of the Board,

Janey Ahn

Secretary of the Fund

December 4, 2023

Appendix A

Form of Amended and Restated Investment Management Agreement

AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT, dated [•], 2024, between BlackRock Private Investments Fund (the “Trust”), a Delaware statutory trust, and BlackRock Advisors, LLC (the “Advisor”), a Delaware limited liability company.

WHEREAS, the Advisor has agreed to furnish investment advisory services to the Trust, a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Advisor is willing to furnish such services upon the terms and subject to the conditions herein set forth; and

WHEREAS, the Trust and the Advisor previously entered into an Investment Management Agreement, dated February 10, 2021 (the “Original Agreement”); and

WHEREAS, the Trust and the Advisor wish to amend and restate the Original Agreement in its entirety as set out herein.

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1. In General. The Advisor agrees, all as more fully set forth herein, to act as investment advisor to the Trust with respect to the investment of the Trust’s assets and to supervise and arrange for the day-to-day operations of the Trust and the purchase of securities for and the sale of securities held in the investment portfolio of the Trust.

2. Duties and Obligations of the Advisor with Respect to Investment of Assets of the Trust. Subject to the succeeding provisions of this section and subject to the direction and control of the Trust’s Board of Trustees, the Advisor shall (i) act as investment advisor for and supervise and manage the investment and reinvestment of the Trust’s assets and in connection therewith have complete discretion in purchasing and selling securities and other assets for the Trust and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Trust; (ii) supervise continuously the investment program of the Trust and the composition of its investment portfolio; (iii) arrange, subject to the provisions of paragraph 4 hereof, for the purchase and sale of securities and other assets held in the investment portfolios of the Trust; and (iv) provide investment research to the Trust.

3. Duties and Obligations of Advisor with Respect to the Administration of the Trust. The Advisor also agrees to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Trust’s custodian, transfer agent, administrator and dividend disbursing agent and other service providers, as the case may be) for the Trust. To the extent requested by the Trust, the Advisor agrees to provide the following administrative services:

(a) Oversee the determination and publication of the Trust’s net asset value in accordance with the Trust’s policy as adopted from time to time by the Board of Trustees of the Trust;

(b) Oversee the maintenance by the Trust’s custodian, transfer agent, administrator and dividend disbursing agent and other applicable service providers, as the case may be, of certain books and records of the Trust as required under Rule 31a-1(b)(4) of the 1940 Act and maintain (or oversee maintenance by such other persons as approved by the Board of Trustees of the Trust) such other books and records required by law or for the proper operation of the Trust;

(c) Oversee the preparation and filing of the Trust’s federal, state and local income tax returns, as applicable, and any other required tax returns;

(d) Review the appropriateness of and arrange for payment of the Trust’s expenses;

(e) Prepare for review and approval by officers of the Trust, financial information for the Trust’s semi-annual and annual reports, proxy statements and other communications with shareholders required or otherwise to be sent to Trust shareholders, and arrange for the printing (whether in paper or electronic copies) and dissemination of such reports and communications to shareholders;

(f) Prepare for review by an officer of the Trust, the Trust’s periodic financial reports required to be filed with the Securities and Exchange Commission (“SEC”) on Form N-CEN, Form N-CSR, Form N-PX, Form N-PORT, and such other reports, forms and filings, as may be mutually agreed upon;

(g) Prepare such reports relating to the business and affairs of the Trust as may be mutually agreed upon and not otherwise appropriately prepared by the Trust’s custodian, administrator, counsel or auditors;

(h) Make such reports and recommendations to the Board of Trustees of the Trust concerning the performance of the independent accountants as the Board of Trustees of the Trust may reasonably request or deems appropriate;

(i) Make such reports and recommendations to the Board of Trustees of the Trust concerning the performance and fees of the Trust’s custodian, transfer agent, administrator and dividend disbursing agent and other applicable service providers, as the case may be, as the Board of Trustees of the Trust may reasonably request or deems appropriate;

(j) Oversee and review calculations of fees paid to the Trust’s service providers;

(k) Oversee the Trust’s portfolios and perform necessary calculations as required under Section 18 of the 1940 Act;

(l) Consult with the Trust’s officers, independent accountants, legal counsel, custodian, accounting agent, transfer agent, administrator and dividend disbursing agent, as the case may be, in establishing the accounting policies of the Trust and monitor financial and shareholder accounting services;

(m) Review implementation of any share repurchase or tender offer programs authorized by the Board of Trustees of the Trust;

(n) Determine the amounts available for distribution as dividends and distributions to be paid by the Trust to its shareholders; prepare and arrange for the printing (whether in paper or electronic copies) of dividend notices to shareholders; and provide the Trust’s dividend disbursing agent and custodian with such information as is required for such parties to effect the payment of dividends and distributions and to implement the Trust’s dividend reinvestment plan;

(o) Prepare such information and reports as may be required by any banks from which the Trust borrows funds;

(p) Provide such assistance to the Trust’s custodian, counsel and auditors as generally may be required to properly carry on the business and operations of the Trust;

(q) Assist in the preparation and filing of Forms 3, 4, and 5 pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act for the Trustees and officers of the Trust, such filings to be based on information provided by those persons;

(r) Respond to or refer to the Trust’s officers or transfer agent, any shareholder (including any potential shareholder) inquiries relating to the Trust; and

(s) Supervise any other aspects of the Trust’s administration as may be agreed to by the Trust and the Advisor.

All services are to be furnished through the medium of any trustees, officers or employees of the Advisor or its affiliates as the Advisor deems appropriate in order to fulfill its obligations hereunder. The Advisor may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisors, including, without limitation, affiliates of the Advisor, to perform investment advisory services with respect to the Trust, or assign all or a portion of this Agreement to any of its affiliates. The Advisor may terminate any or all sub-advisors in its sole discretion at any time to the extent permitted by applicable law, including any exemptive or similar relief.

The Trust will reimburse the Advisor or its affiliates for all out-of-pocket expenses incurred by them in connection with the performance of the administrative services described in this paragraph 3.

4. Covenants. (a) In the performance of its duties under this Agreement, the Advisor shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act, and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and all applicable Rules and Regulations of the SEC, as the same may be modified by any exemptive or interpretive relief therefrom; (ii) any other applicable provision of law; (iii) the provisions of the Agreement and Declaration of Trust and Bylaws of the Trust, as such documents are amended from time to time; (iv) the investment objectives and policies of the Trust as set forth in its Registration Statement on Form N-2; and (v) any policies and determinations of the Board of Trustees of the Trust; and

(b) In addition, the Advisor will:

(i) place orders either directly with the issuer or seller or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Advisor will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Advisor will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Advisor may select brokers on the basis of the research, statistical and pricing services they provide to the Trust and other clients of the Advisor. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor to the Trust and its other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. In no instance, however, will the Trust’s securities be purchased from or sold to the Advisor, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law, as the same may be modified by any exemptive or interpretive relief therefrom;

(ii) maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of its affiliates. When the Advisor makes investment recommendations for the Trust, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Trust’s accounts are customers of the commercial department of its affiliates; and

(iii) treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust, and the Trust’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

5. Services Not Exclusive. Nothing in this Agreement shall prevent the Advisor or any officer, employee or other affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Advisor or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

6. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for the Trust are the property of the Trust, and further agrees to surrender promptly to the Trust any such records upon the Trust’s request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

7. Agency Cross Transactions. From time to time, the Advisor or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage clients (each an “Account”) securities which the Advisor’s investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Advisor or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client’s consent. This is because in a situation where the Advisor is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Advisor or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Advisor’s part regarding the advisory client. The SEC has adopted a rule under the Advisers Act, which permits the Advisor or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Trust authorizes the Advisor or its affiliates to participate in agency cross transactions involving an Account to the extent permitted by law or any exemption therefrom. The Trust may revoke its consent at any time by written notice to the Advisor.

8. Expenses. During the term of this Agreement, the Advisor will bear all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder and shall bear the costs of any salaries or Trustees’ fees of any officers or Trustees of the Trust who are affiliated persons (as defined in the 1940 Act) of the Advisor; provided that the Board of Trustees of the Trust may approve reimbursements to the Advisor of the pro rata portion of the salaries, bonuses, health insurance, retirement benefits and all similar employment costs for the time spent on the Trust’s operations (including, without limitation, compliance matters) (other than the provision of investment advice and administrative services required to be provided hereunder) of all personnel employed by the Advisor who devote substantial time to the Trust’s operations or the operations of other investment companies advised by the Advisor.

9. Compensation of the Advisor. (a) The Trust agrees to pay to the Advisor, and the Advisor agrees to accept as full compensation for all services rendered by the Advisor pursuant to this Agreement, a management fee at an annual rate equal to 1.75% of the Trust’s net assets determined monthly. The management fee shall be computed based on the value of the net assets of the Trust as of the close of business on the last business day of each month (including any assets in respect of shares that have been accepted for repurchase during such month or the applicable quarter, as the case may be, but currently remain outstanding), before the accrual of any distribution fee and the fee payable to the Advisor for that month pursuant to this Section 9(a) and after the accrual of any expense reimbursements owed to the Trust by the Advisor pursuant to any expense limitation agreement for that month. The management fee shall be payable in arrears within 30 days of such month end.

For any period less than a calendar month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full calendar month of 28, 29, 30 or 31 days, as the case may be.

(b) For purposes of this Agreement, the net assets of the Trust shall be calculated pursuant to the procedures adopted by resolutions of the Board of Trustees of the Trust for calculating the value of the Trust’s assets or delegating such calculations to third parties.

10. Indemnity. (a) The Trust may, with the prior consent of the Board of Trustees of the Trust, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust (as defined in Section 2(a)(19) of the 1940 Act), indemnify the Advisor, and each of the Advisor’s trustees, officers, employees, agents, associates and controlling persons and the trustees, partners, members, officers, employees and agents thereof (including any individual who serves at the Advisor’s request as trustee, officer, partner, member, trustee or the like of another entity) (each such person being an “Indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnitee may be or may have been involved as a party or otherwise or with which such Indemnitee may be or may have been threatened, while acting in any capacity set forth herein or thereafter by reason of such Indemnitee having acted in any such capacity, except with respect to any matter as to which such Indemnitee shall have been adjudicated not to have acted in good faith in the reasonable belief that such Indemnitee’s action was in the best interest of the Trust and furthermore, in the case of any criminal proceeding, so long as such Indemnitee had no reasonable cause to believe that the conduct was unlawful; provided, however, that (1) no Indemnitee shall be indemnified hereunder against any liability to the Trust or the Trust’s shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnitee’s position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”), (2) as to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Trust and that such Indemnitee appears to have acted in good faith in the reasonable belief that such Indemnitee’s action was in the best interest of the Trust and did not involve disabling conduct by such Indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Board of Trustees of the Trust, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust (as defined in Section 2(a)(19) of the 1940 Act).

(b) The Trust may make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation of the Indemnitee’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Trust unless it is subsequently determined that such Indemnitee is entitled to such indemnification and if the Trustees of the Trust determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the Indemnitee shall provide security for such Indemnitee undertaking, (B) the Trust shall be insured against losses arising by reason of any unlawful advance, or (C) a majority of a quorum consisting of Trustees of the Trust who are neither “interested persons” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”) or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

(c) All determinations with respect to the standards for indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such Indemnitee is not liable or is not liable by reason of disabling conduct, or (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Trustees of the Trust, or (ii) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion. All determinations that advance payments in connection with the expense of defending any proceeding shall be authorized and shall be made in accordance with the immediately preceding clause (2) above.

The rights accruing to any Indemnitee under these provisions shall not exclude any other right to which such Indemnitee may be lawfully entitled.

11. Limitation on Liability. (a) The Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Advisor or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) Notwithstanding anything to the contrary contained in this Agreement, the parties hereto acknowledge and agree that this Agreement is executed by the Trustees and/or officers of the Trust, not individually but as such Trustees and/or officers of the Trust, and the obligations hereunder are not binding upon any of the Trustees or officers individually but bind only the estate of the Trust.

12. Duration and Termination.

(a) This Agreement shall become effective on the date hereof, and shall amend and restate the Original Agreement as of that date. Unless sooner terminated with respect to the Trust as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Trust for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust’s Board of Trustees or the vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote, and (b) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in accordance with the requirements of the 1940 Act or any exemptive or other relief therefrom.

(b) Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time, without the payment of any penalty, upon giving the Advisor 60 days’ written notice (which notice may be waived by the Advisor), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote, or by the Advisor on 60 days’ written notice (which notice may be waived by the Trust). This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.)

13. Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

14. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the requirements of the 1940 Act or any exemptive or other relief therefrom.

15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

16. Use of the Name BlackRock. The Advisor has consented to the use by the Trust of the name or identifying word “BlackRock” in the name of the Trust. Such consent is conditioned upon the employment of the Advisor as the investment advisor to the Trust. The name or identifying word “BlackRock” may be used from time to time in other connections and for other purposes by the Advisor and any of its affiliates. The Advisor may require the Trust to cease using “BlackRock” in the name of the Trust, if the Trust ceases to employ, for any reason, the Advisor, any successor thereto or any affiliate thereof as investment advisor of the Trust. If so required by the Advisor, the Trust will cease using “BlackRock” in its name as promptly as practicable and make all reasonable efforts to remove “BlackRock” from its name including calling a special meeting of shareholders.

17. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

18. Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

BLACKROCK PRIVATE INVESTMENTS FUND

By:
Name:
Title:

BLACKROCK ADVISORS, LLC

By:
Name:
Title:

Appendix B

Form of Amended and Restated Sub-Investment Advisory Agreement

AMENDED AND RESTATED SUB-INVESTMENT ADVISORY AGREEMENT

AGREEMENT dated [•], 2024, among BlackRock Private Investments Fund, a Delaware statutory trust (the “Trust”), BlackRock Advisors, LLC, a Delaware limited liability company (the “Advisor”), and BlackRock Capital Investment Advisors, LLC, a Delaware limited liability company (the “Sub-Advisor”).

WHEREAS, the Advisor has agreed to furnish investment advisory services to the Trust, a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Advisor wishes to retain the Sub-Advisor to provide it with certain sub-advisory services as described below in connection with the Advisor’s advisory activities on behalf of the Trust; and

WHEREAS, the Amended and Restated Investment Management Agreement between the Advisor and the Trust, dated [•], 2024, as amended from time to time (such agreement or the most recent successor agreement between such parties relating to advisory services to the Trust is referred to herein as the “Advisory Agreement”), contemplates that the Advisor may appoint a sub-adviser to perform investment advisory services with respect to the Trust;

WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Sub-Advisor is willing to furnish such services upon the terms and subject to the conditions herein set forth; and

WHEREAS, the Trust, the Advisor and the Sub-Advisor previously entered into a Sub-Investment Advisory Agreement, dated February 10, 2021 (the “Original Agreement”); and

WHEREAS, the Trust, the Advisor and the Sub-Advisor wish to amend and restate the Original Agreement as set out herein.

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1. Appointment. The Advisor hereby appoints the Sub-Advisor to act as sub-advisor with respect to the Trust and the Sub-Advisor accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2. Services of the Sub-Advisor. Subject to the succeeding provisions of this section, the oversight and supervision of the Advisor and the direction and control of the Board of Trustees of the Trust, the Sub-Advisor will perform certain of the day-to-day operations of the Trust, which may include one or more of the following services, at the request of the Advisor: (a) acting as investment advisor for and managing the investment and reinvestment of those assets of the Trust as the Advisor may from time to time request and in connection therewith have complete discretion in purchasing and selling such securities and other assets for the Trust and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Trust; (b) arranging, subject to the provisions of paragraph 3 hereof, for the purchase and sale of securities and other assets of the Trust; (c) providing investment research and credit analysis concerning the Trust’s investments; (d) assisting the Advisor in determining what portion of the Trust’s assets will be invested in cash, cash equivalents and money market instruments; (e) placing orders for purchases and sales of investments made for the Trust; and (f) maintaining the books and records as are required to support the Trust’s investment operations. At the request of the Advisor, the Sub-Advisor will also, subject to the oversight and supervision of the Advisor and the direction and control of the Board of Trustees of the Trust, provide to the Advisor or the Trust any of the facilities and equipment and perform any of the services described in Section 3 of the Advisory Agreement. In addition, the Sub-Advisor will keep the Trust and the Advisor informed of developments materially affecting the Trust and shall, on its own initiative, furnish to the Trust from time to time whatever information the Sub-Advisor believes appropriate for this purpose. The Sub-Advisor will periodically communicate to the Advisor, at such times as the Advisor may direct, information concerning the purchase and sale of securities for the Trust, including: (a) the name of the issuer, (b) the amount of the purchase or sale, (c) the name of the broker or dealer, if any, through which the purchase or sale is effected, (d) the CUSIP number of the instrument, if any, and (e) such other information as the Advisor may reasonably require for purposes of fulfilling its obligations to the Trust under the Advisory Agreement. The Sub-Advisor will provide the services rendered by it under this Agreement in accordance with the Trust’s investment objectives, policies and restrictions (as currently in effect and as they may be amended or supplemented from time to time) as stated in the Trust’s Prospectus and Statement of Additional Information and the resolutions of, and policies adopted by, the Trust’s Board of Trustees.

3. Covenants. (a) In the performance of its duties under this Agreement, the Sub-Advisor shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act, and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and all applicable Rules and Regulations of the Securities and Exchange Commission (the “SEC”), as the same may be modified by any exemptive or interpretive relief therefrom; (ii) any other applicable provision of law; (iii) the provisions of the Agreement and Declaration of Trust and Bylaws of the Trust, as such documents are amended from time to time; (iv) the investment objectives and policies of the Trust as set forth in its Registration Statement on Form N-2; and (v) any policies and determinations of the Board of Trustees of the Trust.

(b) In addition, the Sub-Advisor will:

(i) place orders either directly with the issuer or seller or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Sub-Advisor will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Sub-Advisor will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Sub-Advisor may select brokers on the basis of the research, statistical and pricing services they provide to the Trust and other clients of the Advisor or the Sub-Advisor. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Sub-Advisor hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor and the Sub-Advisor to the Trust and their other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. In no instance, however, will the Trust’s securities be purchased from or sold to the Advisor, the Sub-Advisor or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law, as the same may be modified by any exemptive or interpretive relief therefrom. It is understood that the Sub-Adviser may utilize affiliates in connection with the placement of orders with issuers and brokers or dealers, but such use of affiliates shall not affect the responsibility of the Sub-Adviser to the Adviser for such activities. Subject to the foregoing and the provisions of the 1940 Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Sub-Advisor may select brokers and dealers with which it or the Trust is affiliated;

(ii) maintain books and records with respect to the Trust’s securities transactions and will render to the Advisor and the Trust’s Board of Trustees, such periodic and special reports as they may request;

(iii) maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of its affiliates. When the Sub-Advisor makes investment recommendations for the Trust, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Trust’s accounts are customers of the commercial department of its affiliates; and

(iv) treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust, and the Trust’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust which approval shall not be unreasonably withheld and may not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

4. Services Not Exclusive. Nothing in this Agreement shall prevent the Sub-Advisor or any officer, employee or other affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Sub-Advisor or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which it maintains for the Trust are the property of the Trust as the case may be and further agrees to surrender promptly to the Trust, any such records upon the Trust’s request as the case may be. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act (to the extent such books and records are not maintained by the Advisor).

6. Agency Cross Transactions. From time to time, the Sub-Advisor or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage clients (each an “Account”) securities which the Sub-Advisor’s investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Advisor or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from both parties to the transaction without the advisory client’s consent. This is because in a situation where the Sub-Advisor is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Sub-Advisor or an affiliate is receiving commissions from one or both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Sub-Advisor’s part regarding the advisory client. The SEC has adopted a rule under the Advisers Act which permits the Sub-Advisor or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Trust authorizes the Sub-Advisor or its affiliates to participate in agency cross transactions involving an Account to the extent permitted by law or any exemption therefrom. The Trust may revoke its consent at any time by written notice to the Sub-Advisor.

7. Expenses. During the term of this Agreement, the Sub-Advisor will bear all costs and expenses of its employees and any overhead incurred by the Sub-Advisor in connection with its duties hereunder; provided that the Board of Trustees of the Trust may approve reimbursement to the Sub-Advisor of the pro-rata portion of the salaries, bonuses, health insurance, retirement benefits and all similar employment costs for the time spent on the Trust’s operations (including, without limitation, compliance matters) (other than the provision of investment advice and administrative services required to be provided hereunder) of all personnel employed by the Sub-Advisor who devote substantial time to the Trust’s operations or the operations of other investment companies advised or sub-advised by the Sub-Advisor.

8. Compensation.

(a) For that portion of the assets of the Trust for which the Sub-Advisor acts as sub-advisor, the Advisor agrees to pay to the Sub-Advisor, and the Sub-Advisor agrees to accept as full compensation for all services rendered by the Sub-Advisor pursuant to this Agreement, a monthly fee, payable in arrears, in an amount equal to 60% of the management fees received by the Advisor from the Trust with respect to the calendar month-end net asset value of the assets of the Trust allocated to the Sub-Advisor. The management fee payable to the Advisor under the Advisory Agreement shall be computed based on the value of the net assets of the Trust as of the close of business on the last business day of each month (including any assets in respect of shares that have been accepted for repurchase during such month or the applicable quarter, as the case may be, but currently remain outstanding), before the accrual of any distribution fee and the fee payable to the Advisor for that month pursuant to the Advisory Agreement and after the accrual of any expense reimbursements owed to the Trust by the Advisor pursuant to any expense limitation agreement for that month. The management fee shall be payable in arrears within 30 days of such month end.

(b) For purposes of this Agreement, the net assets of the Trust shall be calculated pursuant to the procedures adopted by resolutions of the Board of Trustees of the Trust for calculating the value of the Trust’s assets or delegating such calculations to third parties.

9. Limitation on Liability.

(a) The Sub-Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Advisor or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) Notwithstanding anything to the contrary contained in this Agreement, the parties hereto acknowledge and agree that this Agreement is executed by the Trustees and/or officers of the Trust, not individually but as such Trustees and/or officers of the Trust, and the obligations hereunder are not binding upon any of the Trustees or officers individually but bind only the estate of the Trust.

10. Duration and Termination.

(a) This Agreement shall become effective as of the date hereof, and shall amend and restate the Original Agreement as of that date. Unless sooner terminated with respect to the Trust as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Trust for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust’s Board of Trustees or a vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote and (b) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in accordance with the requirements of the 1940 Act or any exemptive or other relief therefrom.

(b) Notwithstanding the foregoing, this Agreement may be terminated by the Trust or the Advisor at any time, without the payment of any penalty, upon giving the Sub-Advisor 60 days’ notice (which notice may be waived by the Sub-Advisor), provided that such termination by the Trust or the Advisor shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote, or by the Sub-Advisor on 60 days’ written notice (which notice may be waived by the Trust and the Advisor), and will terminate automatically upon any termination of the Advisory Agreement between the Trust and the Advisor. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.)

11. Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

12. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the requirements of the 1940 Act or any exemptive or other relief therefrom.

13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

15. Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the day and year first above written.

BLACKROCK ADVISORS, LLC

By:
Name:
Title:

BLACKROCK CAPITAL INVESTMENT ADVISORS, LLC
By:
Name:
Title:

BLACKROCK PRIVATE INVESTMENTS FUND
By:
Name:
Title:

BlackRock Private Investments Fund PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope VIRTUAL MEETING at the following Website: https://meetnow.global/MK69LCT on January 17, 2024 at 10:00 a.m. Eastern Time Please detach at perforation before mailing. PROXY     BLACKROCK PRIVATE INVESTMENTS FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 17, 2024 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned hereby appoints Jay M. Fife and Jonathan Diorio, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock Private Investments Fund (the “Fund”), a Delaware statutory trust, that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held on Wednesday, January 17, 2024 at 10:00 a.m. (Eastern time) (the “Special Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting. The Special Meeting will be held in a virtual meeting format only, at the following Website: https://meetnow.global/MK69LCT. The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Special Meeting. The undersigned hereby acknowledges receipt of the Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Special Meeting. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 BPI_33662_120123 xxxxxxxxxxxxxx                code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! BlackRock Private Investments Fund Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on January 17, 2024. The Proxy Statement and Proxy Card for this meeting are available at: https://www.proxy-direct.com/blk-33662 Please detach at perforation before mailing. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSALS. [GRAPHIC APPEARS HERE] TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    X Proposals FOR AGAINST ABSTAIN 1.    To approve an Amended and Restated Investment Management Agreement between BlackRock Advisors, LLC (“BAL”) and the Fund.     2.    To approve an Amended and Restated Sub-Investment Advisory Agreement among the Fund, BAL and BlackRock Capital Investment Advisors, LLC.     1. To approve an Amended and Restated Investment Management Agreement between BlackRock Advisors, LLC (“BAL”) and the Fund. 2. To approve an Amended and Restated Sub-Investment Advisory Agreement among the Fund, BAL and BlackRock Capital Investment Advisors, LLC. Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below    Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code     xxxxxxxxxxxxxx                BPI 33662                xxxxxxxx